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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 2

TO

FORM 8-K

ON

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2009

CAPITOL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33769	26-0435458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITOL ACQUISITION CORP. (“CAPITOL”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITOL SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH TWO HARBORS INVESTMENT CORP. (“TWO HARBORS”), AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, AS AMENDED.

CAPITOL HAS FILED A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND TWO HARBORS HAS FILED A REGISTRATION STATEMENT WITH THE SEC, IN EACH CASE, THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF CAPITOL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH CAPITOL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ CAPITOL’S FINAL PROSPECTUS, DATED NOVEMBER 8, 2007, IN CONNECTION WITH CAPITOL’S INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE CAPITOL OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO CAPITOL STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CAPITOL ACQUISITION CORP., 509 7TH STREET, N.W., WASHINGTON, D.C. 20004. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

CAPITOL, TWO HARBORS, TWO HARBORS’ EXTERNAL MANAGER AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF CAPITOL STOCKHOLDERS AND CAPITOL WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. AS PART OF THE PROPOSED TRANSACTION, AN AFFILIATE OF CAPITOL’S FOUNDERS WILL BE PROVIDING CERTAIN SERVICES TO TWO HARBORS’ EXTERNAL MANAGER PURSUANT TO WHICH SUCH ENTITY WILL BE PAID BY TWO HARBORS’ EXTERNAL MANAGER A PERCENTAGE OF THE MANAGEMENT FEES TO BE PAID BY TWO HARBORS. ADDITIONALLY, THE UNDERWRITERS IN CAPITOL’S IPO CONSUMMATED IN NOVEMBER 2007 MAY ASSIST CAPITOL IN THESE EFFORTS. THE UNDERWRITERS ARE ENTITLED TO RECEIVE DEFERRED UNDERWRITING COMPENSATION UPON COMPLETION OF THE PROPOSED TRANSACTION. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS FILED BY CAPITOL AND TWO HARBORS WITH THE SEC.

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Capitol or Two Harbors, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Two Harbors’ actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Capitol’s and Two Harbors’ expectations with respect to future performance, anticipated financial impacts of the merger and related transactions; approval of the merger and related transactions by security holders; the satisfaction of the closing conditions to the merger and related transactions; and the timing of the completion of the merger and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include the possibility that the expected growth will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the real estate investment trust (“REIT”) environment; (2) changes in the commercial finance and the real estate markets; (3) general economic conditions; (4) legislative and regulatory changes (including changes to laws governing the taxation of REITs). Other factors include the possibility that the merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Capitol’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Capitol and Two Harbors, the merger, the related transactions or other matters and attributable to Capitol and Two Harbors or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Capitol and Two Harbors do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K filed on June 11, 2009 is being filed to include a revised investor presentation.

Item 8.01.	Other Events.

As indicated above, attached as Exhibit 99.2 to this Current Report is the form of investor presentation to be used by Capitol Acquisition Corp. in presentations to certain of its stockholders and warrantholders and other interested persons. The attached presentation shall be used by Capitol Acquisition Corp. together with its preliminary proxy statement/prospectus and definitive proxy statement/prospectus, when available.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 11, 2009 by and among Capitol Acquisition Corp., Two Harbors Investment Corp., Two Harbors Merger Sub and Pine River Capital Management L.P.*

4.1	Form of Amendment to Warrant Agreement.*

10.1	Form of Management Agreement.*

10.2	Form of Sub-Management Agreement.*

10.3	Form of Voting and Support Agreement.*

99.1	Press release of Capitol Acquisition Corp. dated June 11, 2009.*

99.2	Investor Presentation.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2009	CAPITOL ACQUISITION CORP.

	By:	/s/ Mark D. Ein
Mark D. Ein
Chief Executive Officer